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Exhibit 3.10

Delaware

The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RAG AMERICAN COAL COMPANY LLC", CHANGING ITS NAME FROM "RAG AMERICAN COAL COMPANY LLC" TO "FOUNDATION AMERICAN COAL COMPANY, LLC", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF JULY, A.D. 2004, AT 11:26 O'CLOCK P.M.

        AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE THIRTIETH DAY OF JULY, A.D. 2004.

	[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
3058550 8100		AUTHENTICATION: 3234207
040518430		DATE: 07-15-04

State of Delaware Secretary of State Division of Corporations Delivered 11:25 PM 07/14/2004 FILED 11:26 PM 07/14/2004 SRV 040518430—3058550 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

RAG AMERICAN COAL COMPANY LLC

        It is hereby certified that:

        1.     The name of the limited liability company (hereinafter called the "Limited Liability Company") is RAG American Coal Company LLC.

        2.     The Certificate of Formation of the Limited Liability Company hereby is amended by changing the first Article thereof so that, as amended, said Article shall read as follows:

    "FIRST, The name of the limited liability company is:
                   Foundation American Coal Company, LLC"

        3.     The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of the Delaware Limited Liability Company Act, Title 6, Chapter 18-202.

        4.     The effective date of the Amendment herein certified shall be July 30, 2004.

        Signed and attested to on July 14, 2004.

/s/ GARY G. PEARSON Gary G. Pearson Treasurer
ATTEST:
/s/ GREG A. WALKER Greg A. Walker Secretary

Delaware

The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CONVERSION OF A DELAWARE CORPORATION UNDER THE NAME OF "RAG AMERICAN COAL COMPANY" TO A DELAWARE LIMITED LIABILITY COMPANY, CHANGING ITS NAME FROM "RAG AMERICAN COAL COMPANY" TO "RAG AMERICAN COAL COMPANY LLC", FILED IN THIS OFFICE ON THE TENTH DAY OF MARCH, A.D. 2004, AT 1:49 O'CLOCK P.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
3058550 8100V 040179300		AUTHENTICATION: [ILLEGIBLE] DATE: 03-10-04

Delaware

The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RAG AMERICAN COAL COMPANY LLC" FILED IN THIS OFFICE ON THE TENTH DAY OF MARCH, A.D. 2004, AT 1:49 O'CLOCK P.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
3058550 8100V 040179300		AUTHENTICATION: [ILLEGIBLE] DATE: 03-10-04

State of Delaware Secretary of State Division of Corporations Delivered 01:51 PM 03/10/2004 FILED 01:49 PM 03/10/2004 SRV 040179300—3058550 FILE

CERTIFICATE OF CONVERSION

of

RAG AMERICAN COAL COMPANY

into

RAG AMERICAN COAL COMPANY LLC

(Pursuant to Section 266 of the General Corporation Law of the State of Delaware
and Section 18-214 of the Limited Liability Company Act of the State of Delaware)

        RAG American Coal Company, a Delaware corporation, in order to convert itself into a Delaware limited liability company, does hereby certify as follows:

          FIRST:    RAG American Coal Company was formed as a corporation pursuant to a Certificate of Incorporation filed on June 18, 1999 with the Secretary of State of the State of Delaware.

          SECOND:    The name of the corporation immediately prior to the filing of this Certificate of Conversion is RAG American Coal Company.

          THIRD:    The name of the limited liability company immediately after such conversion shall be RAG American Coal Company LLC.

          FOURTH:    The conversion of RAG American Coal Company into RAG American Coal Company LLC has been approved in accordance with the provisions of Section 266 of the General Corporation Law of the State of Delaware.

        IN WITNESS THEREOF, the undersigned has executed this Certificate of Conversion as of the l0th day of March, 2004.

RAG AMERICAN COAL COMPANY
By:	/s/ GREG A. WALKER Name: Greg A. Walker Title: Secretary

State of Delaware Secretary of State Division of Corporations Delivered 01:51 PM 03/10/2004 FILED 01:49 PM 03/10/2004 SRV 040179300—3058550 FILE

CERTIFICATE OF FORMATION

OF

RAG AMERICAN COAL COMPANY LLC

        The undersigned, an authorized natural person, for the purpose of forming a limited liability company under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplementary thereto, and known, identified and referred to as the "Delaware Limited Liability Company Act") hereby certifies that:

          FIRST:    The name of the limited liability company (hereinafter called the "Company") is RAG American Coal Company LLC.

          SECOND:    The address of the Company's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the 10th day of March, 2004.

/s/ GREG A. WALKER Greg A. Walker Authorized Person

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Exhibit 3.10